Exhibit No. 99.2
ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS

(Dollars in thousands, except per share data)

	Three	Three	Twelve	Twelve
	Months	months	months	months
	ended	ended	ended	ended
	Dec. 31	Dec. 31	Dec. 31	Dec. 31
	2004	2003	2004	2003
OPERATING REVENUE:
Management fee revenue-net	$208,549	$195,284	$893,087	$830,069
Premiums earned	53,626	50,833	208,202	191,592
Service agreement revenue	5,649	7,113	21,855	27,127

Total operating revenue	267,824	253,230	1,123,144	1,048,788

OPERATING EXPENSES:
Cost of management operations	162,891	149,351	684,491	616,382
Losses and loss expenses incurred	40,579	37,397	153,220	152,984
Policy acquisition and other underwriting expenses	11,300	18,810	47,205	51,112

Total operating expenses	214,770	205,558	884,916	820,478

Investment income — Unaffiliated
Investment income, net of expenses	15,940	15,283	60,988	58,298
Net realized gains on investments	11,734	4,630	18,476	10,445
Equity in earnings (losses) of limited
partnerships	2,889	(566)	8,655	(2,000)

Total investment income — unaffiliated	30,563	19,347	88,119	66,743

Income before income taxes and equity in earnings of Erie Family
Life Insurance Co.	83,617	67,019	326,347	295,053
Provision for income taxes	23,275	26,130	105,140	102,237
Equity in earnings of Erie Family Life Insurance Company, net of tax	978	2,241	5,206	6,909

Net income	$61,320	$43,130	$226,413	$199,725

Net income per share — basic
Class A common stock	$0.96	$0.67	$3.54	$3.09

Class B common stock	$146.36	$102.36	$539.88	$474.19

Net income per share — diluted	$0.87	$0.61	$3.21	$2.81

Weighted average shares outstanding
Basic:
Class A common stock	63,046,985	64,089,906	63,508,873	64,075,506

Class B common stock	2,876	2,878	2,877	2,884

Diluted shares	69,984,804	71,094,167	70,492,292	71,094,167

DIVIDENDS DECLARED
Class A non-voting common	$0.325	$0.215	$0.970	$0.785

Class B common	48.75	32.25	145.50	117.75

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS — SEGMENT BASIS

(Amounts in thousands, except per share data)

	Three	Three	Twelve	Twelve
	months	months	months	months
	ended Dec. 31	ended Dec. 31	ended Dec. 31	ended Dec. 31
	2004	2003	2004	2003
MANAGEMENT OPERATIONS
Management fee revenue	$220,687	$206,651	$945,066	$878,380
Service agreement revenue	5,649	7,113	21,855	27,127

Total revenue from management operations	226,336	213,764	966,921	905,507
Cost of management operations	172,372	158,044	724,329	652,256

Income from management operations	53,964	55,720	242,592	253,251

INSURANCE UNDERWRITING OPERATIONS
Premiums earned	53,626	50,833	208,202	191,592

Losses and loss adjustment expenses incurred	40,579	37,397	153,220	152,984
Policy acquisition and other underwriting expenses	13,956	21,484	59,346	63,549

Total losses and expenses	54,535	58,881	212,566	216,533

Underwriting gain (loss)	(909)	(8,048)	(4,364)	(24,941)

INVESTMENT OPERATIONS
Net investment income	15,940	15,283	60,988	58,298
Net realized gains on investments	11,734	4,630	18,476	10,445
Equity in earnings (losses) of limited
partnerships	2,889	(566)	8,655	(2,000)
Equity in earnings of Erie Family Life Insurance Company	1,053	2,410	5,598	7,429

Net revenue from investment operations	31,616	21,757	93,717	74,172

Income before income taxes	84,671	69,429	331,945	302,482
Provision for income taxes	23,351	26,299	105,532	102,757

Net income	$61,320	$43,130	$226,413	$199,725

Net income per share – Class A basic	$0.96	$0.67	$3.54	$3.09

Net income per share – Class B basic	$146.36	$102.36	$539.88	$474.19

Net income per share — diluted	$0.87	$0.61	$3.21	$2.81

WEIGHTED AVERAGE SHARES OUTSTANDING — DILUTED	69,985	71,094	70,492	71,094

Amounts presented on a segment basis are presented gross of intercompany/intersegment items

ERIE INDEMNITY COMPANY

RECONCILIATION OF OPERATING INCOME TO NET INCOME

(Amounts in thousands, except per share data)

Definition of Non-GAAP and Operating Measures

Operating income, a non-GAAP measure, is income excluding realized capital gains and losses, after tax. Realized capital gains and losses which are included in the Company’s equity in earnings of Erie Family Life Insurance Company and equity in earnings of limited partnerships are not excluded from net income to compute operating income. Net income is the GAAP measure that is most directly comparable to operating income. The Company’s method of calculating this measure may differ from those used by other companies and therefore comparability may be limited.

The Company uses operating income to evaluate their results of operations. It reveals trends in the Company’s management services, insurance underwriting and investment operations that may be obscured by the net effects of realized capital gains and losses. These items may vary significantly between periods and are generally driven by business decisions and economic developments such as capital market conditions, the timing of which is unrelated to management services and insurance underwriting processes of the Company. The Company believes operating income is useful for investors to evaluate these components separately and in the aggregate when reviewing the Company’s performance. The Company is aware that the price to earnings multiple commonly used by investors as a forward-looking valuation technique uses operating income as the denominator. Operating income should not be considered as a substitute for net income and does not reflect the overall profitability of the Company’s business.

The following table reconciles operating income and net income for the three and twelve months ended December 31, 2004 and 2003.

	Three months	Three months ended	Twelve months ended	Twelve months ended
	ended Dec. 31	Dec. 31	Dec. 31	Dec. 31
(in thousands)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
	2004	2003	2004	2003
Operating income	$53,693	$40,121	$214,404	$192,936
Net realized gains on investments	11,734	4,630	18,476	10,445
Income tax expense on realized gains	(4,107)	(1,621)	(6,467)	(3,656)

Realized gains net of income tax expense	7,627	3,009	12,009	6,789

Net income	$61,320	$43,130	$226,413	$199,725

	Per share	Per share	Per share	Per share
	Information-diluted	Information-diluted	Information-diluted	Information-diluted
	Three months	Three months	Twelve months	Twelve months
	ended Dec. 31	ended Dec. 31	ended Dec. 31	ended Dec. 31
(in thousands)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
	2004	2003	2004	2003

Operating income	$0.76	$0.56	$3.04	$2.71
Net realized gains on investments	0.17	0.07	0.26	0.15
Income tax expense on realized gains	(0.06)	(0.02)	(0.09)	(0.05)

Realized gains net of income tax expense	0.11	0.05	0.17	0.10

Net income	$0.87	$0.61	$3.21	$2.81

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

(Amounts in thousands, except per share data)

	December 31	December 31
	2004	2003
ASSETS
Investments
Fixed maturities	$974,512	$879,361
Equity securities
Preferred stock	143,851	148,952
Common stock	58,843	40,451
Other invested assets	135,508	116,400

Total investments	1,312,714	1,185,164
Cash and cash equivalents	50,061	87,192
Equity in Erie Family Life Insurance Company	58,728	56,072
Premiums receivable from policyholders	275,721	266,957
Receivables from affiliates	1,145,238	1,024,146
Other assets	137,282	135,076

Total assets	2,979,744	2,754,607

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Unpaid losses and loss adjustment expenses	943,034	845,536
Unearned premiums	472,553	449,606
Other liabilities	297,276	295,295

Total liabilities	1,712,863	1,590,437
Total shareholders’ equity	1,266,881	1,164,170

Total liabilities and shareholders’ equity	$2,979,744	$2,754,607

Book value per share	$18.14	$16.40

Shares outstanding	69,852	70,997

Selected financial data of Erie Insurance Exchange:

The selected financial data below is derived from the Erie Insurance Exchange’s financial statements prepared in accordance with Statutory Accounting Principles. In the opinion of management, all adjustments consisting only of normal recurring accruals, considered necessary for a fair presentation have been included. The financial data set forth below is only a summary.

	Three months	Three months ended	Twelve months ended	Twelve months ended
	ended Dec. 31	Dec. 31	Dec. 31	Dec. 31
(In thousands)	2004	2003	2004	2003
Statutory Accounting Basis
Premiums earned	$930,526	$870,654	$3,672,486	$3,372,308

Losses and loss adjustment expenses	671,462	656,112	2,502,313	2,772,940
Insurance underwriting and other expenses	251,620	226,757	1,041,843	983,354

Net underwriting gain (loss)	7,444	(12,215)	128,330	(383,986)

Net investment income	80,209	60,364	282,388	232,677
Net realized gains	86,355	579,941	162,905	734,848
Federal income tax expense (benefit)	61,099	201,645	180,824	142,106

Net income (loss)	$112,909	$426,445	$392,799	$441,433

	As of	As of
(In thousands)	Dec. 31,	Dec. 31,
Statutory Accounting Basis	2004	2003

Cash and invested assets	$7,199,447	$7,024,796
Other assets	1,070,315	1,020,830

Total assets	8,269,762	8,045,626

Claims and unearned premium reserves	4,973,136	4,616,687
Other liabilities	492,568	999,854

Total liabilities	5,465,704	5,616,541
Policyholders’ surplus	2,804,058	2,429,085

Total liabilities and policyholders surplus	$8,269,762	$8,045,626

ERIE INDEMNITY COMPANY
RECONCILIATION OF PROPERTY AND CASUALTY GROUP TO INDEMNITY RESULTS

	Three months	Three months ended	Twelve months ended	Twelve months ended
	ended Dec. 31	Dec. 31	Dec. 31	Dec. 30
(Dollars in thousands)	2004	2003	2004	2003
Underwriting results of the Property and Casualty Group-(SAP Basis)
Direct underwriting results
Direct written premiums	$912,859	$862,296	$3,997,330	$3,672,419

Premiums earned	977,254	894,327	3,877,844	3,460,792
Loss and loss adjustment expense incurred	712,609	662,777	2,623,731	2,808,678
Policy acquisition and other underwriting expenses	263,340	235,459	1,105,028	1,023,177

Direct underwriting income (loss)	1,305	(3,909)	149,085	(371,063)
Nonaffiliated reinsurance underwriting results-net
Assumed voluntary-less ceded retrocessions	12,857	20,102	22,731	28,337
Assumed involuntary	(11,888)	(23,140)	(26,748)	(30,164)
Ceded reinsurance	(3,866)	7,189	20,521	30,761

Nonaffiliated reinsurance underwriting income (loss)	4,835	(10,227)	(24,538)	(32,588)
Net Underwriting Income (Loss) (SAP Basis)	6,140	(14,136)	124,547	(403,651)

ERIE INDEMNITY INSURANCE UNDERWRITING OPERATIONS
Percent of pool assumed by the Indemnity Company	5.50%	5.50%	5.50%	5.50%

Indemnity preliminary underwriting income (loss)	338	(777)	6,850	(22,201)
Excess-of-loss premiums ceded to the Exchange	(1,104)	(230)	(3,628)	(2,530)
Reinsurance (charges) recoveries under excess-of-loss	(1,652)	(735)	(7,740)	6,461
SAP to GAAP adjustments	1,509	(6,305)	154	(6,671)

Indemnity Underwriting Income (Loss) – GAAP Basis	(909)	(8,047)	(4,364)	(24,941)

Net Property & Casualty Group (SAP Basis)
Loss and LAE Ratio	72.4	75.5	68.4	82.1
Underwriting ratio	28.0	26.3	26.8	26.9
Policyholder Dividends ratio	0.3	0.3	0.4	0.5

Statutory combined ratio	100.7	102.1	95.6	109.5

Adjusted combined ratio, excluding profit component	95.4	96.4	90.1	103.3
Loss ratio points from catastrophes	0.9	1.7	1.9	5.3
Loss ratio points from prior accident year reserve development-(redundancy) deficiency	0.9	(2.5)	(3.0)	0.1
Erie Indemnity Company
GAAP combined ratio	101.7	115.8	102.1	113.0
GAAP loss ratio points from catastrophes	0.9	1.7	1.9	5.2

SAP Basis represents statutory accounting principles as codified by the National Association of Insurance Commissioners (NAIC)

	Three months	Three months ended		Twelve months ended	Twelve months ended
	ended Dec. 31	Dec. 31		Dec. 31	Dec. 31
	(in thousands)	(in thousands)%		(in thousands)	(in thousands)%
	2004	2003	Change	2004	2003	Change
Private passenger auto	$109,137	$106,408	2.6%	$471,809	$450,228	4.8%
Commercial auto	17,692	16,906	4.6	77,648	74,022	4.9
Homeowners	42,241	37,706	12.0	174,856	148,197	18.0
Commercial multi-peril	23,535	21,797	8.0	103,837	96,370	7.7
Workers’ compensation	17,071	15,790	8.1	81,390	77,134	5.5
All other lines of business	9,411	8,344	12.8	39,626	35,429	11.8

	219,087	206,951	5.9%	949,166	881,380	7.7%
Allowance for management fee returned on cancelled policies	1,600	(300)		(4,100)	(3,000)

Total management fee revenue	$220,687	$206,651	6.8%	$945,066	$878,380	7.6%

Growth rates of policies in force for Property and Casualty Group insurance operations:

	Private	12-mth.		12-mth.	All other	12-mth.	Total	12-mth.
	passenger	growth		growth	personal lines	growth	Personal	growth
Date	auto	rate	Homeowners	rate	of business	rate	lines	rate
12/31/02	1,591,161	11.1%	1,230,895	14.4%	249,544	16.0%	3,071,600	12.8%

03/31/03	1,623,439	10.5	1,263,118	14.3	257,327	15.9	3,143,874	12.4

06/30/03	1,650,225	9.1	1,293,575	12.8	264,423	14.0	3,208,223	11.0

09/30/03	1,666,285	7.2	1,316,775	10.6	269,640	12.2	3,252,700	9.0

12/31/03	1,672,621	5.1	1,327,842	7.9	272,547	9.2	3,273,010	6.6

03/31/04	1,678,496	3.4	1,335,763	5.8	275,970	7.2	3,290,229	4.7

06/30/04	1,686,524	2.2	1,347,409	4.2	278,547	5.3	3,312,480	3.3

09/30/04	1,682,561	1.0	1,350,899	2.6	278,707	3.4	3,312,167	1.9

12/31/04	1,670,804	(0.1)	1,347,671	1.5	278,974	2.4	3,297,449	0.8

Growth rates of policies in force for Property and Casualty Group insurance operations:

		12-mth.	CML*	12-mth.		12-mth.	All other	12-mth.	Total	12-mth.
	CML*	growth	multi-	growth	Workers'	growth	CML* lines	growth	CML*	growth
Date	auto	rate	peril	rate	comp.	rate	of business	rate	lines	rate
12/31/02	108,069	12.5%	190,787	14.8%	58,930	13.3%	79,772	11.5%	437,558	13.4%

03/31/03	109,963	11.2	194,911	13.8	60,104	12.7	81,356	10.9	446,334	12.4

06/30/03	112,911	10.2	201,614	12.2	61,932	11.4	83,826	10.5	460,283	11.3

09/30/03	114,339	8.5	205,127	10.5	62,396	8.8	85,789	9.8	467,651	9.7

12/31/03	115,171	6.6	206,533	8.3	62,282	5.7	86,409	8.3	470,395	7.5

03/31/04	115,760	5.3	206,937	6.2	61,378	2.1	86,344	6.1	470,419	5.4

06/30/04	117,060	3.7	209,795	4.1	60,735	(1.9)	87,172	4.0	474,762	3.1

09/30/04	117,090	2.4	210,012	2.4	59,863	(4.1)	87,921	2.5	474,886	1.5

12/31/04	117,287	1.8	209,623	1.5	58,931	(5.4)	87815	1.6	473,656	0.7

Growth rates of policies in force for Property and Casualty Group insurance operations:

		12-mth.
	Total all	growth
Date	lines	rate
12/31/02	3,509,208	12.8%

03/31/03	3,590,208	12.4

06/30/03	3,668,506	11.0

09/30/03	3,720,351	9.0

12/31/03	3,743,405	6.7

03/31/04	3,760,648	4.7

06/30/04	3,787,242	3.2

09/30/04	3,787,053	1.8

12/31/04	3,771,105	0.7

*CML = Commercial

Policy retention trends for Property and Casualty Group insurance operations:

	Private			CML*		All other
	passenger	CML*		multi-	Workers'	lines of
Date	auto	auto	Homeowners	peril	comp.	business	Total
12/31/02	92.6%	91.0%	90.5%	88.7%	89.4%	88.5%	91.2%

03/31/03	92.5	91.3	90.6	89.1	90.2	88.5	91.2

06/30/03	92.2	91.1	90.5	88.4	89.4	88.4	90.0

09/30/03	91.9	90.4	90.1	88.0	88.9	88.4	90.6

12/31/03	91.6	89.8	89.5	87.5	88.1	88.2	90.2

03/31/04	91.2	89.7	89.0	87.6	88.1	87.5	89.8

06/30/04	90.7	89.0	88.4	86.7	86.7	86.8	89.2

09/30/04	90.3	88.5	87.9	86.0	86.2	86.0	88.7

12/31/04	90.0	88.3	87.6	85.3	85.8	84.9	88.4

*CML = Commercial

ERIE INDEMNITY COMPANY

PROPERTY & CASUALTY GROUP ADJUSTED COMBINED RATIO BY
MAJOR LINES OF BUSINESS (SAP BASIS)

	Quarter to date	Quarter to date	Year to date	Year to date
	Dec. 31	Dec. 31	Dec. 31	Dec. 31
	2004	2003	2004	2003
Private passenger auto	103.9%	98.6%	94.8%	100.1%
Home protector	61.3%	62.5%	73.1%	101.0%
Other personal lines	80.4%	74.3%	79.3%	90.8%
Total personal	92.1%	89.3%	89.0%	100.1%
Commercial multi-peril	81.5%	144.1%	78.8%	122.6%
Commercial auto	94.5%	91.0%	91.0%	97.1%
Workers’ compensation	142.3%	87.9%	109.9%	112.7%
Other commercial lines	59.3%	44.9%	71.4%	70.1%
Total commercial	101.7%	106.9%	91.0%	111.7%
Grand total-direct business only	94.9%	94.4%	89.6%	103.4%